UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
                                         x
In re:                                   :   Chapter 11
                                         :
Refco Inc., et al                        :   Case Nos. 05-60006 - 05-60029 and
                                         :   06-11260 - 06-11262 (RDD)
                                Debtors. :   (Jointly Administered)



            MONTHLY STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS FOR
                THE PERIOD FROM AUGUST 1, 2006 TO AUGUST 31, 2006

DEBTORS' ADDRESS:     One World Financial Center, 200 Liberty Street, New York,
                      NY  10281-1094

                      MONTHLY CASH RECEIPTS RECEIVED BY REFCO INC., ET AL
                      (IN THOUSANDS):                                    $23,513

                      MONTHLY CASH DISBURSEMENTS MADE BY REFCO INC., ET AL
                      (IN THOUSANDS):                                    $17,630

DEBTORS' ATTORNEY:    Skadden, Arps, Slate, Meagher & Flom LLP
                      J. Gregory Milmoe (JM 0919)
                      Sally McDonald Henry (SH 0839)
                      Four Times Square
                      New York, New York 10036


REPORT PREPARER:      Refco Inc. et al.


         The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.


                                  /s/ Peter F. James
                                  ------------------
                                  Peter F. James
                                  Controller
DATE: September 15, 2006          Refco Inc. / Refco Capital Markets, Ltd.(1)



-------------------------------------
(1) Marc S. Kirschner has been appointed Chapter 11 Trustee (the "Trustee") of the estate of Refco Capital Markets, Ltd. The Trustee is seeking to maintain previous reporting arrangements and filed applications to retain the professionals responsible for preparing those reports. Those applications have been granted by that certain Final Order Authorizing the Employment of Goldin Associates, LLC and AP Services, LLC as Crisis Managers for Refco Capital Markets, Ltd. dated July 17, 2006. Mr. James has been performing the function of Controller for Refco Inc., and in that capacity has been providing services to certain of Refco Inc.'s affiliates, including Refco Capital Markets, Ltd. It is anticipated that Mr. James will continue as an estate employee and in that capacity will continue to provide services to Refco Capital Markets, Ltd.

                               Refco Inc., et al
         Index to Monthly Statement of Cash Receipts and Disbursements



                                                                                                                      Page
              Notes to Monthly Statement of Cash Receipts and Disbursements.....................................       3
Schedules:
Schedule I    Schedule of Cash Receipts and Disbursements by Debtor.............................................       4
Schedule II   Schedule of Payroll and Payroll Taxes.............................................................       5
Schedule III  Schedule of Federal, State and Local Taxes Collected, Received, Due or Withheld...................       6
Schedule IV   Schedule of Professional Fee Disbursements........................................................       7
              Insurance Statement...............................................................................       8



                               Refco Inc., et al
                   CASE NO. 05-60006 (Jointly Administered)
         NOTES TO MONTHLY STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                                  (Unaudited)
             For the Period from AUGUST 1, 2006 to AUGUST 31, 2006


NOTE 1--Petition for Relief under Chapter 11

         On October 17, 2005, Refco Inc. and certain of its subsidiaries and affiliates each filed a petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the "Court"). Refco Inc. filed jointly with the following direct and indirect subsidiaries: Bersec International LLC, Kroeck & Associates, LLC, Marshall Metals, LLC, New Refco Group Ltd., LLC, Refco Administration, LLC, Refco Capital Management, LLC, Refco Capital Markets, Ltd., Refco Capital Trading LLC, Refco Capital LLC, Refco Capital Holdings, LLC, Refco F/X Associates, LLC, Refco Finance Inc., Refco Financial, LLC, Refco Fixed Assets Management, LLC, Refco Global Capital Management, LLC, Refco Global Finance Ltd., Refco Global Futures, LLC, Refco Global Holdings, LLC, Refco Group Ltd., LLC, Refco Information Services, LLC, Refco Mortgage Securities, LLC, Refco Regulated Companies, LLC, and Summit Management, LLC (collectively, the "Initial Debtors"). On June 5, 2006 three additional subsidiaries and affiliates filed petitions for relief under Chapter 11 of the Bankruptcy Code in the Court:
Westminster-Refco Management LLC ("Westminster"), Refco Managed Futures, LLC ("Futures"), and Lind-Waldock Securities LLC ("Lind-Waldock) (Lind-Waldock, together with Westminster and Futures, the "Additional Debtors") (the Initial Debtors and the Additional Debtors, collectively, the "Debtors") On June 9, 2006, the Court entered an order authorizing the joint administration of the Additional Debtors' cases with the Initial Debtors' cases. The Debtors remain in possession of their assets and properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code for all cases, except Refco Capital Markets, Ltd. (05-60018), in which a Chapter 11 trustee has been appointed. Certain subsidiaries of Refco Inc., consisting principally of its regulated subsidiaries, are not debtors (collectively, the "Non-Debtors") in this bankruptcy proceeding.

NOTE 2--Basis of Presentation

         On October 9, 2005, after consultation by the Audit Committee with Refco Inc.'s ("Refco") independent accountants, Refco determined that its financial statements, as of, and for the periods ended, February 28, 2002, February 28, 2003, February 28, 2004, February 28, 2005, and May 31, 2005, taken as a whole, for each of Refco Inc., Refco Group Ltd., LLC and Refco Finance Inc. should no longer be relied upon. As a result of these events, Refco is unable to issue financial statements at the time of this filing. In lieu of presenting comprehensive financial statements, Refco has prepared the attached Statement of Cash Receipts and Disbursements. This statement has been prepared on the cash basis of accounting.

                                  Schedule I
                               Refco Inc., et al
                   CASE NO. 05-60006 (Jointly Administered)
            SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTORS
                                (in thousands)
             For the Period from AUGUST 1, 2006 to AUGUST 31, 2006




                                                       Beginning             Cash                Cash              Ending
Case #          Legal Entity                          Cash Balance         Receipts         Disbursements       Cash Balance

05-60009        Bersec International LLC             $       -            $    -             $     -          $        -

05-60019        Kroeck & Associates, LLC                   336                 1                   -                 337

06-11262        Lind-Waldock Securities LLC                  -                 -                   -                   -

05-60012        Marshall Metals, LLC                         -                 -                   -                   -

05-60014        New Refco Group Ltd., LLC                    -                 -                   -                   -

05-60020        Refco Administration, LLC                    -                 -                   -                   -

05-60017        Refco Capital Holdings, LLC                 12                 -                   -                  12

05-60010        Refco Capital Management, LLC                -                 -                   -                   -

05-60018        Refco Capital Markets, Ltd. 2,3,4    1,280,332             7,652               4,391           1,283,593

05-60026        Refco Capital Trading LLC                    -                 -                   -                   -

05-60022        Refco Capital LLC 1                    128,924            10,568              10,268             129,224

05-60023        Refco F/X Associates, LLC 5             52,974                80                 815              52,239

05-60016        Refco Finance Inc.                           -                 -                   -                   -

05-60013        Refco Financial, LLC                         -                 -                   -                   -

05-60029        Refco Fixed Assets Management, LLC          44                27                   -                  71

05-60011        Refco Global Capital Management, LLC         -                 -                   -                   -

05-60007        Refco Global Finance Ltd.                2,310                 3                   3               2,310

05-60024        Refco Global Futures, LLC                8,701                11                   -               8,712

05-60028        Refco Global Holdings, LLC 6            25,917             5,077                  10              30,983

05-60027        Refco Group Ltd., LLC 7                 13,562                93               2,143              11,512

05-60008        Refco Information Services, LLC              -                 -                   -                   -

06-11261        Refco Managed Futures, LLC                   -                 -                   -                   -

05-60021        Refco Mortgage Securities, LLC               -                 -                   -                   -

05-60015        Refco Regulated Companies, LLC               -                 -                   -                   -

05-60006        Refco Inc.                                 121                 1                   -                 122

05-60025        Summit Management LLC                        -                 -                   -                   -

06-11260        Westminster-Refco Management LLC             -                 -                   -                   -
                                                     ---------         ---------           ---------          ----------

                                                    $1,513,232           $23,513             $17,630          $1,519,115
                Totals                              ==========         =========           =========          ==========



 1 The Debtors serve as a paying agent for certain Non-Debtors and Refco, LLC. During this period, approximately $5.7 million was disbursed on behalf of and reimbursed by Non-Debtors and Refco, LLC. In addition, there were approximately $1.2 million of disbursements by Refco Capital LLC that reflects the return of proceeds to two Refco entities.


 2 The beginning cash balance for Refco Capital Markets, Ltd. is $762,000 less than the ending cash balance reported on the July Operating Report due to the removal of two Bear Stearns accounts. Bear Stearns has asserted these amounts as an offset to their claim. As a result, the accounts are currently under dispute and under investigation by the Debtors.

 3 Refco Capital Markets, Ltd.'s ending cash balance includes approximately $120.9 million, which currently resides in a JPMorgan Chase account under the name Refco Securities, LLC/Refco Capital Markets, Ltd. There is a dispute as to whether these funds are property of Refco Capital Markets, Ltd. or Refco Securities, LLC and therefore the funds are to remain under such named account until further investigation is performed.

 4 Of the approximately $4.4 million in disbursements listed for Refco Capital Markets, Ltd., approximately $2.4 million is attributable to professional fees and approximately $66,000 is attributable to fluctuations in foreign exchange rates.

 5 Of the approximately $815,000 in disbursements listed for Refco F/X Associates, LLC, approximately $640,000 is attributable to fluctuations in foreign exchange rates.

 6 Of the approximately $5.1 million in receipts listed for Refco Global Holdings, LLC, $5.0 million is attributable to a dividend from Refco Investment Services (Singapore).

 7 The $2.1 million in disbursements listed for Refco Group Ltd., LLC reflects the allocation of proceeds received from Man Financial in relation to the TSA Invoice for the period of November 25, 2005 - December 31, 2005. These proceeds were transferred to eight Refco entities including Refco, LLC.


                                  Schedule II
                               Refco Inc., et al
                   CASE NO. 05-60006 (Jointly Administered)
                     SCHEDULE OF PAYROLL AND PAYROLL TAXES
                                (in thousands)
             For the Period from AUGUST 1, 2006 to AUGUST 31, 2006




                                Employee Payroll         Employer Payroll
     Gross Wages Paid 2         Taxes Withheld 1         Taxes Remitted 1
     -----------------          ---------------          ---------------

           $3,305                    $1,020                    $81




 1 Taxes were remitted by the Debtors to a third party vendor and paid by the vendor to the appropriate federal and state tax authorities.

 2 Gross Wages were paid by the Debtors on August 15, 2006 and August 31, 2006. Of the Gross Wages, $3.1 million was paid on behalf of and reimbursed by the Non-Debtors and Refco, LLC.

                                 Schedule III
                               Refco Inc., et al
                   CASE NO. 05-60006 (Jointly Administered)
                  SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES
                     COLLECTED, RECEIVED, DUE OR WITHHELD
                                (in thousands)
             For the Period from AUGUST 1, 2006 to AUGUST 31, 2006




                                                        Amount
                                                      Withheld/    Amount
                                                       Accrued      Paid
                                                       -------      ----

Federal
Domestic.........................................           $0        $0
Foreign..........................................           $0        $0
                                                        ------     -----
   Total Federal Taxes...........................           $0        $0
                                                        ------     -----

State and Local
Income and Franchise.............................           $0        $0
Property.........................................            0         0
Sales and Use....................................            0         0
                                                        ------     -----

   Total State and Local.........................           $0        $0
                                                        -----      -----

Total Taxes......................................           $0        $0
                                                        ======     =====



     All tax returns due during the period have been filed.

                                  Schedule IV
                               Refco Inc., et al
                   CASE NO. 05-60006 (Jointly Administered)
                  SCHEDULE OF PROFESSIONAL FEE DISBURSEMENTS
                                (in thousands)
             For the Period from AUGUST 1, 2006 to AUGUST 31, 2006

                                                       August         Fees Paid
     Entity                                           Payments         To Date
     ------                                           --------         -------
     AlixPartners                                      $1,238          $ 6,986
     Bingham McCutchen                                    917            1,807
     Conyers Dill & Pearman                                17               93
     FTI                                                  340              340
     Goldin Associates                                    218            1,364
     Greenhill                                              0              443
     Houlihan Lokey Howard & Zukin                         49              689
     Kasowitz, Benson, Torres & Friedman                    0              228
     Lenz & Staehelin                                       0              113
     Milbank, Tweed, Hadley & McCloy                      158            3,881
     Omni Management Group                                 78              784
     Sitrick And Company                                   14              539
     Skadden, Arps, Slate, Meagher & Flom                 327            7,917
     Trott & Duncan, Barristers & Attorneys                 0               18
     Williams Barristers & Attorneys                        7              114
                                                            -              ---

     Total Payments                                    $3,364          $25,315
                                                       ======          =======


1 The Debtors serve as a paying agent for certain Non-Debtors and Refco, LLC. During this period, approximately $1.0 million was disbursed on behalf of and reimbursed by Non-Debtors. The remaining $2.4 million was paid to professionals on behalf of and reimbursed by Refco Capital Markets, Ltd. and Refco Global Finance Ltd. Professional fees were not paid by the Debtors on behalf of Refco, LLC.

                               Refco Inc., et al
                   CASE NO. 05-60006 (Jointly Administered)
                DEBTORS' STATEMENT REGARDING INSURANCE POLICIES
             For the Period from AUGUST 1, 2006 to AUGUST 31, 2006

                  All insurance policies are fully paid for the current period, including amounts owed for workers' compensation and disability insurance.